UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2021

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant's telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On December 19, 2021, Felipe A. Athayde, the President and Chief Executive Officer and a member of the Board of Directors (the "Board") of Regis Corporation (the "Company") notified the Board that he would resign his positions and his employment effective March 19, 2022. Upon receiving such notice, the Board appointed Matthew Doctor, the Company's Executive Vice President and Chief Strategy Officer, to serve as Interim Chief Executive Officer effective December 23, 2021, after which Mr. Athayde will remain an employee and on the Board until March 19, 2022. The Board is commencing a search for a successor President and Chief Executive Officer, which will include consideration of internal and external candidates.

Mr. Doctor, age 35, has served in his current position at the Company since February 2021, prior to which he served as a consultant to the Company since December 2020. Prior to joining the Company, he was Chief Financial Officer of Kava Restaurants LLC, a Tim Horton's franchisee, from May 2018 to December 2020, following time he spent from April 2017 to May 2018 identifying investment opportunities. Prior to that, he held positions of increasing responsibility at Restaurant Brands International, a franchisor of restaurant companies, from June 2014 to April 2017. Earlier in his career, Mr. Doctor worked in investment banking with J.P. Morgan.

In connection with his appointment as Interim Chief Executive Officer, the Compensation Committee of the Board increased Mr. Doctor's base salary to $550,000, increased his target annual incentive to 100% of base salary and provided him with a $100,000 acceptance bonus.

At the same time, the Board appointed Jim Lain, the Company's President, Franchise Operations, who functions as the Company's principal operating officer, to the position of Chief Operating Officer of the Company, also effective December 23, 2021. In connection with this appointment, the Compensation Committee increased Mr. Lain's base salary to $425,000 and his target annual incentive will remain at 70% of base salary.

A copy of the press release announcing the matters described above is attached herewith as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number
99

Regis Corporation News Release Dated December 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: December 23, 2021	By:	/s/ Kersten D. Zupfer
Kersten D. Zupfer Executive Vice President and Chief Financial Officer